Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our report dated February 13, 1997 included in Falcon Drilling Company, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.

                                        ARTHUR ANDERSEN LLP

          Houston, Texas
          November 20, 1997